UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

INVESCO BOND FUND

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND

INVESCO HIGH INCOME 2023 TARGET TERM FUND

INVESCO HIGH INCOME 2024 TARGET TERM FUND

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

INVESCO MUNICIPAL OPPORTUNITY TRUST

INVESCO MUNICIPAL TRUST

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

INVESCO QUALITY MUNICIPAL INCOME TRUST

INVESCO SENIOR INCOME TRUST

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

INVESCO VALUE MUNICIPAL INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco Dynamic Credit Opportunities Fund (VTA)

Invesco High Income 2023 Target Term Fund (IHIT)

Invesco High Income 2024 Target Term Fund (IHTA)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 9, 2018

Notice is hereby given to the holders of common shares of beneficial interest (the “Common Shares”) and, as applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each Invesco closed-end fund listed above (each a “Fund” and together the “Funds”) that the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) will be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, on August 9, 2018 at 1:00 p.m. Central Daylight Time.

The Meeting is to be held for the following purpose:

1. To elect trustees in the following manner:

	Funds	Trustee Nominees for Election	Shareholders Entitled to Vote
Proposal 1(a)	VGM, VTA, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI IIM and OIA	Bruce L. Crockett, Jack M. Fields, Martin L. Flanagan and Robert C. Troccoli	Common Shareholders and Preferred Shareholders, voting together
Proposal 1(b)	VBF, IHIT and IHTA	Bruce L. Crockett, Jack M. Fields, Martin L. Flanagan and Robert C. Troccoli	Common Shareholders

Each elected trustee will serve for a three-year term or until a successor shall have been duly elected and qualified.

In addition, any other business as may properly come before the Meeting or any adjournments thereof will be transacted at the Meeting.

Holders of record of the Common Shares and, where applicable, Preferred Shares, of each Fund on May 21, 2018 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES TO THE BOARD OF TRUSTEES LISTED IN THE JOINT PROXY STATEMENT.

By order of the Board of Trustees,

Jeffrey H. Kupor

Senior Vice President,

Chief Legal Officer and Secretary

June 25, 2018

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco Dynamic Credit Opportunities Fund (VTA)

Invesco High Income 2023 Target Term Fund (IHIT)

Invesco High Income 2024 Target Term Fund (IHTA)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

JOINT PROXY STATEMENT

FOR

JOINT ANNUAL MEETING OF SHAREHOLDERS

To be Held August 9, 2018

INTRODUCTION

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees (the “Board”) of each fund listed above (each a “Fund” and together the “Funds”). The proxies are to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, on August 9, 2018, at 1:00 p.m. Central Daylight Time. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying proxy cards is on or about June 25, 2018.

Participating in the Meeting are holders of common shares of beneficial interest (the “Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each Fund as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds are sometimes referred to herein collectively as the “Shares.” The Board has fixed May 21, 2018 as the record date (the “Record Date”) for the determination of holders of Shares of each Fund entitled to vote at the Meeting.

The Common Shares of each of the Funds are listed on the New York Stock Exchange (the “NYSE”). The NYSE ticker symbol of each Fund and the amount of Common Shares and Preferred Shares outstanding as of the Record Date are shown in Annex A to this Joint Proxy Statement. Each Fund is a closed-end fund organized as a Delaware statutory trust.

The Meeting is scheduled as a joint meeting because the shareholders of the Funds are expected to consider and vote on similar matters. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

If you have any questions about the information set forth in this Joint Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-341-2929, Option 1 or visit our website at www.invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Joint Proxy Statement and a copy of the proxy cards (together, the “Proxy Materials”) are available at https://proxyonline.com/docs/Invesco2018/. The Proxy Materials will be available on the internet through the day of the Meeting.

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the Secretary of the respective Fund by calling 1-800-341-2929, or by writing to the Secretary of the respective Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Only one copy of this proxy statement will be delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will deliver a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered. Any shareholder who wishes to receive a separate proxy statement should contact their Fund at 1-800-331-7543.

The Proposal

The following table summarizes the proposal concerning trustee elections to be presented at the Meeting and the shareholders entitled to vote (the “Proposal”). The Board unanimously approved the Proposal and recommends that shareholders vote in favor of the Proposal.

	Funds	Trustee Nominees for Election	Shareholders Entitled to Vote
Proposal 1(a)	VGM, VTA, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI IIM and OIA	Bruce L. Crockett, Jack M. Fields, Martin L. Flanagan and Robert C. Troccoli	Common Shareholders and Preferred Shareholders, voting together

Proposal 1(b)	VBF, IHIT and IHTA	Bruce L. Crockett, Jack M. Fields, Martin L. Flanagan and Robert C. Troccoli	Common Shareholders

Voting at the Meeting

Shareholders of a Fund on the Record Date are entitled to one vote per Share, and a proportional vote for each fractional Share, with respect to the Proposal, with no Share having cumulative voting rights. The voting requirement for the Proposal is described below. A majority of the outstanding Shares of a Fund entitled to vote at the Meeting must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting.

If you intend to attend the Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian (i.e., in “street name”), in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or a broker’s statement indicating ownership as of a recent date.

If you hold your Shares in “street name,” you will not be able to vote your Shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Funds at 1-800-341-2929, Option 2 to obtain directions to the site of the Meeting.

The Funds do not know of any business other than the Proposal that will, or is proposed to be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.

Required Vote

With respect to Proposal 1(a), holders of Common Shares and holders of Preferred Shares of each applicable Fund will vote together as a single class for the respective Nominees. The affirmative vote of a majority of the outstanding Shares of each such Fund present in person or by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares and the holders of Preferred Shares of such Fund, voting together as a single class.

With respect to Proposal 1(b), holders of Common Shares of each applicable Fund will vote for the respective Nominees. The affirmative vote of a majority of the outstanding Common Shares of each such Fund present in person or by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund.

A quorum, which is required for each Fund, is a majority of the outstanding Shares of a Fund, present in person or by proxy, entitled to vote at the Meeting.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies on which no vote is indicated will be voted “FOR” each Proposal as to which they are entitled to be voted. Proxies marked “WITHHOLD” will not be voted “FOR” each Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST.”

An unfavorable vote on the Proposal by the shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the shareholders of the other Fund. An unfavorable vote on a Proposal by the shareholders of a Fund will not affect such Fund’s implementation of other Proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees or any other matter.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will not count as votes in favor of the Proposal, but will be deemed to be present at the Meeting for purposes of determining a quorum. Broker non-votes arise when shares are held by brokers or nominees, typically in “street name,” and (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

With respect to the Proposal, under the rules of the NYSE, brokers may vote in their discretion on the election of trustees of a closed-end fund. As a result, beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by their brokers in favor of the Proposal. Abstentions will have the same effect as a vote against a Trustee Nominee. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction.

We urge you to provide instructions to your broker or nominee to ensure that your votes may be counted.

Revoking a Proxy

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation before the Meeting with the respective Fund, by delivering a duly executed proxy bearing a later date, by attending the Meeting and voting in person, by filing a revocation using any electronic, telephonic, computerized or other alternative means, or by written notice of the death or incapacity of the maker of the proxy received by the Fund prior to the Meeting. Shareholders who wish to vote at the Meeting and who hold their shares in “street name” through a brokerage or similar account should obtain a “legal proxy” from their broker in order to vote at the Meeting.

Adjourning the Meeting

With respect to each Fund, the vote of the holders of one-third of the Shares cast, or the chair of the Meeting in his or her discretion, will have the power to adjourn the Meeting with regard to a particular proposal scheduled to be voted on at the Meeting or to adjourn the Meeting entirely from time to time without notice.

Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified. A meeting may be adjourned from time to time without further notice to shareholders to a date not more than

120 days after the original meeting date for such meeting. In voting for the adjournment, the persons named as proxies may vote their proxies in favor of one or more adjournments of the Meeting, or the chair of the Meeting may call an adjournment, provided such persons determine that such adjournment is reasonable and in the best interests of shareholders and the Funds, based on a consideration of such factors as they may deem relevant.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES IN THE PROPOSAL.

Investment Adviser of the Funds

The investment adviser for each Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Funds

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to each Fund (except IHIT and IHTA), pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc, and Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser is an indirect wholly owned subsidiary of Invesco Ltd.

Other Service Providers of the Funds

Administration Services

Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund which are not required to be performed by the Adviser under its investment advisory agreement with each Fund. Pursuant to a subcontract for administrative services with the Adviser, State Street Bank and Trust Company performs certain administrative functions for the Funds. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110-2801. VVR has also entered into an additional administration agreement with the Adviser. Each Fund has entered into a support services agreement with Invesco Investment Services, Inc. The principal business address of Invesco Investment Services, Inc. is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Custodian and Transfer Agent

The custodian for each Fund is State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110-2801. The transfer agent for each Fund is Computershare Trust Company, N.A., located at P.O. Box 43078, Providence, Rhode Island 02940-3078.

THE PROPOSAL:

ELECTION OF TRUSTEES

With respect to each of Invesco Bond Fund, Invesco High Income 2023 Target Term Fund and Invesco High Income 2024 Target Term Fund, holders of Common Shares will vote with respect to the election of Bruce L. Crockett, Jack M. Fields, Martin L. Flanagan and Robert C. Troccoli.

With respect to each of Invesco Advantage Municipal Income Trust II, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals, Invesco Value Municipal Income Trust and Invesco Municipal Income Opportunities Trust, holders of Common Shares and holders of Preferred Shares will vote together with respect to the election of Bruce L. Crockett, Jack M. Fields, Martin L. Flanagan and Robert C. Troccoli.

All Nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

If elected, each Trustee will serve until the later of such Fund’s Annual Meeting of Shareholders in 2021 or until his or her successor has been duly elected and qualified. As in the past, only one class of Trustees is being submitted to shareholders of each Fund for election at the Meeting. Each Fund’s Amended and Restated Agreement and Declaration of Trust (each, a “Declaration of Trust”) provides that the Board shall be divided into three classes. For each Fund, only one class of Trustees is elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable Delaware state law, each Fund’s Declaration of Trust and each Fund’s Bylaws.

In the case of any vacancy on the Board, each Fund’s Declaration of Trust provides that the remaining Trustees may fill such vacancy by appointing a replacement to serve for the remainder of the term or reduce the size of the Board. In the case of a vacancy of a Preferred Shares Trustee, the remaining Trustees may designate a Trustee to serve as a “Preferred Shares Trustee” for the remainder of the term.

With the exception of the Preferred Shares Trustee, the class of Trustees up for election in any given year is the same for each Fund.

The following table indicates all current Trustees in each such class and the period for which each class currently serves:

Class I1	Class II2	Class III[3]
Cynthia Hostetler	David C. Arch	Bruce L. Crockett
Eli Jones	Teresa M. Ressel	Jack M. Fields
Prema Mathai-Davis	Philip A. Taylor	Martin L. Flanagan
Ann Barnett Stern	Christopher L. Wilson	Robert C. Troccoli
Raymond Stickel, Jr.

[1]	Serving until the 2019 Annual Meeting or until their successors have been duly elected and qualified.

[2]	Serving until the 2020 Annual Meeting or until their successors have been duly elected and qualified.

[3]	Currently up for election at the Meeting.

Information Regarding the Trustees

The business and affairs of the Funds are managed under the direction of the Board. This section of this Joint Proxy Statement provides you with information regarding each incumbent Trustee that is proposed to serve on the Board. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. The tables below list the Trustees, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. If all of the Trustees are elected, the Board will be composed of 13 Trustees, including 11 Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”).

As used in this Proxy Statement, the term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised primarily by the Adviser as of the Record Date. As of the date of this Joint Proxy Statement, there were 158 funds in the Invesco Fund Complex.

The mailing address of each Trustee is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees:

Martin L. Flanagan(1) — 1960 Trustee	†

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None

Name, Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Philip A. Taylor(2) —1954 Trustee and Senior Vice President	†

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen

			158	None

Name, Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.;

Name, Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Name, Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	†	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch — 1945 Trustee	†	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association

Jack M. Fields — 1952 Trustee	†	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	158	None

Name, Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler — 1962 Trustee	†	Non-Executive Director and Trustee of a number of public and private business corporations. Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)

Eli Jones — 1961 Trustee	†	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Prema Mathai-Davis — 1950 Trustee	†	Retired.	158	None

Teresa M. Ressel — 1962 Trustee	†	Non-executive director and trustee of a number of public and private business corporations. Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Name, Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
		Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury

Ann Barnett Stern — 1957 Trustee	†	President and Chief Executive Officer, Houston Endowment, Inc. (private philanthropic institution). Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP.	158	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. — 1944 Trustee	†	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None

Robert C. Troccoli — 1949 Trustee	†	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

Christopher L. Wilson — 1957 Trustee	†	Non-executive director and trustee of a number of public and private business corporations. Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.;	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

Name, Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

(1)

Mr. Flanagan is considered an interested person (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser.

(2)	Mr. Taylor is considered an interested person (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer and a director of the Adviser.

†	Each Trustee generally serves a three-year term from the date of election. Each Trustee currently serving on the Board has served as a Trustee of each respective Fund since the year shown below:

	Flanagan	Taylor	Crockett	Arch	Fields	Hostetler
VKI	2014	2014	2014	1993	2014	2017
VBF	2014	2014	2014	1997	2014	2017
VCV	2014	2014	2014	1993	2014	2017
VTA	2014	2014	2014	2007	2014	2017
IHIT	2016	2016	2016	2016	2016	2017
IHTA	2017	2017	2017	2017	2017	2017
OIA	2010	2010	2010	2010	2010	2017
VMO	2014	2014	2014	1992	2014	2017
VKQ	2014	2014	2014	1991	2014	2017
VPV	2014	2014	2014	1993	2014	2017
IQI	2010	2010	2010	2010	2010	2017
VVR	2014	2014	2014	1998	2014	2017
VGM	2014	2014	2014	1991	2014	2017
VTN	2014	2014	2014	1992	2014	2017
IIM	2010	2010	2010	2010	2010	2017

	Jones	Mathai- Davis	Ressel	Stern	Stickel	Troccoli	Wilson
VKI	2016	2014	2017	2017	2014	2016	2017
VBF	2016	2014	2017	2017	2014	2016	2017
VCV	2016	2014	2017	2017	2014	2016	2017
VTA	2016	2014	2017	2017	2014	2016	2017
IHIT	2016	2016	2017	2017	2016	2016	2017
IHTA	2017	2017	2017	2017	2017	2017	2017
OIA	2016	2010	2017	2017	2010	2016	2017
VMO	2016	2014	2017	2017	2014	2016	2017
VKQ	2016	2014	2017	2017	2014	2016	2017
VPV	2016	2014	2017	2017	2014	2016	2017

	Jones	Mathai- Davis	Ressel	Stern	Stickel	Troccoli	Wilson
IQI	2016	2010	2017	2017	2010	2016	2017
VVR	2016	2014	2017	2017	2014	2016	2017
VGM	2016	2014	2017	2017	2014	2016	2017
VTN	2016	2014	2017	2017	2014	2016	2017
IIM	2016	2010	2017	2017	2010	2016	2017

Board Meetings

In addition to regularly scheduled meetings each year, the Board holds special meetings and/or conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met nine times during the fiscal year ended February 28, 2018 and each independent Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board and (ii) all meetings of the committees of the Board on which the Trustee served. Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings.

Board Leadership Structure

The Board has appointed an Independent Trustee to serve in the role of Chairman of the Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to a Fund’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability otherwise imposed on such person as a member of the Board, generally. As discussed below, the Board has established committees to assist the Board in performing its oversight responsibilities. It is believed that such structure assures that proper consideration is given at Board meetings to matters deemed important to each Fund and its shareholders.

Board Qualifications and Experience

Interested Trustees.

Martin L. Flanagan, Trustee

Martin L. Flanagan has been a member of the Board of Trustees of the Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd.

Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.

Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.

Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.

Philip A. Taylor, Trustee

Philip A. Taylor has been a member of the Board of Trustees of the Invesco Funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director of Invesco Ltd. since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002.

Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer.

Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.

The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Funds.

Independent Trustees.

Bruce L. Crockett, Trustee and Chair

Bruce L. Crockett has been a member of the Board of Trustees of the Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees and their predecessor funds since 2004.

Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.

Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of ALPS (Attorneys Liability Protection Society) and Ferroglobe PLC (metallurgical company) and he is a life trustee of the University of Rochester Board of Trustees. He is a member of the Audit Committee of Ferroglobe PLC.

The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

David C. Arch, Trustee

David C. Arch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.

Mr. Arch is the Chairman of Blistex Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Board of the Illinois Manufacturers’ Association and a member of the World Presidents’ Organization.

The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.

Jack M. Fields, Trustee

Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997.

Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.

Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs.

Mr. Fields also served as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide until 2015. In addition, Mr. Fields serves as Chairman and sits on the Board of Discovery Learning Alliance, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.

Cynthia Hostetler, Trustee

Cynthia Hostetler has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Hostetler is currently a member of the board of directors of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials and Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments. Previously, Ms. Hostetler served as a member of the board of directors/trustees of Aberdeen Investment Funds, a mutual fund complex, and Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo.

From 2001 to 2009 Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports US investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, and its largest subsidiary, First Savings Bank, from 1991 to 2001.

The Board believes that Ms. Hostetler’s knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment, benefit the Funds.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016.

Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Dr. Jones has served as a director of Insperity, Inc. since April 2004 and is chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Prior to his current position, from 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston.

Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Funds.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.

Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Funds.

Teresa M. Ressel, Trustee

Teresa M. Ressel has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Ressel has previously served across both the private sector and the U.S. government. Formerly, Ms. Ressel served from 2004 to 2012 in various capacities at UBS AG, including most recently as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and Group Chief Operating Officer of the Americas group at UBS AG. In these roles, Ms. Ressel managed a broad array of operational risk controls, supervisory control, regulatory, compliance, and logistics functions covering the United States and Canada, as well as banking activities covering the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury first as Deputy Assistant Secretary for Management and Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and handles a broad array of management duties including finance & accounting, operational risk, audit and performance measurement along with information technology and infrastructure security.

Ms. Ressel currently serves as a member of the board of directors and as a member of the audit committee of ON Semiconductor Corporation, a publicly traded technology company. Ms. Ressel currently chairs their Corporate Governance and Nominating Committee. ON Semiconductor is a leading supplier of semiconductor-based solutions, many of which reduce global energy use. She has served on the ON Semiconductor board since 2012.

From 2014 to 2017, Ms. Ressel also served on the board of directors at Atlantic Power Corporation, a publicly traded company which owns and operates a diverse fleet of power generation across the United States and Canada.

The Board believes that Ms. Ressel’s risk management and financial experience in both the private and public sectors benefits the Funds.

Ann Barnett Stern, Trustee

Ann Barnett Stern has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Stern is currently the President and Chief Executive Officer of Houston Endowment Inc., a private philanthropic institution. She has served in this capacity since 2012. Formerly, Ms. Stern served in various capacities at Texas Children’s Hospital from 2003 to 2012, including General Counsel and Executive Vice President.

Ms. Stern is also currently a member of the Dallas Board of the Federal Reserve Bank of Dallas, a role she has held since 2013.

The Board believes that Ms. Stern’s knowledge of financial services and investment management and her experience as a director, and other professional experience gained through her prior employment benefit the Funds.

Raymond Stickel, Jr., Trustee

Raymond Stickel, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2005.

Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the investment management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients.

Mr. Stickel began his career with Touche Ross & Co. (the Firm) in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.

The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies benefits the Funds.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired in 2010 after a 39-year career with KPMG LLP. Since 2013 he has been an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Funds.

Christopher L. Wilson, Trustee

Christopher L. Wilson has been a member of the Board of Trustees of the Invesco Funds since 2017.

Mr. Wilson started a career in the investment management business in 1980. From 2004 to 2009, Mr. Wilson served as President and Chief Executive Officer of Columbia Funds, a mutual fund complex with over $350 billion in assets. From 2009 to 2017, Mr. Wilson served as a Managing Partner of CT2, LLC, an early stage investing and consulting firm for start-up companies.

From 2014 to 2016, Mr. Wilson served as a member of the Board of Directors of the mutual fund company managed by TDAM USA Inc., an affiliate of TD Bank, N.A.

Mr. Wilson also currently serves as a member of the Board of Directors of ISO New England, Inc., the company that establishes the wholesale electricity market and manages the electrical power grid in New England. Mr. Wilson is currently the chair of the Audit and Finance Committee, which also oversees cybersecurity, and a member of the systems planning committee of ISO-NE, Inc. He previously served as chair of the Human Resources and Compensation Committee and was a member of the Markets Committee. He has served on the ISO New England, Inc. board since 2011.

The Board believes that Mr. Wilson’s knowledge of financial services and investment management, his experience as a director and audit committee member of other companies, including a mutual fund company, and other professional experience gained through his prior employment benefit the Funds.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of each of the Investments Committee, Audit Committee, Compliance Committee, Governance Committee and Valuation, Distribution and Proxy Oversight Committee (as further described below) (for purposes of this section only, the “Risk Committees”). These Risk Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.

The Adviser, or its affiliates, prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Risk Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Risk Committee or the Senior Officer.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Funds meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Funds of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

The Audit Committee is apprised by, and discusses with, management its policies on risk assessment and risk management. Such discussion includes a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of each Fund’s major financial risk exposures. In addition, the Audit Committee meets regularly with representatives from Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Funds.

The Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with each Fund’s Chief Compliance Officer (the “CCO”) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Funds and for the Funds’ service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of the Risk Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Funds. In addition, the Governance Committee oversees an annual self-assessment of the Board and addresses governance risks, including insurance and fidelity bond matters, for the Funds.

The Valuation, Distribution and Proxy Oversight Committee monitors fair valuation of portfolio securities based on management reports that include explanations of the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities in Fund portfolios.

Compensation of Trustees

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chairman of the Board and Chair of each Committee (defined below) and Sub-Committee receive additional compensation for their services. Compensation received by the Trustees of the Funds as of fiscal year ended February 28, 2018 is shown on Annex B hereto.

Pre-Amendment Retirement Plan for Trustees

The Trustees have adopted a Retirement Plan for the Trustees who are not affiliated with the Adviser. A description of the pre-amendment Retirement Plan follows. Annual retirement benefits are available from the Funds and/or the other Invesco Funds for which a Trustee serves (each, a “Covered Fund”), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (“Former Van Kampen Trustee”), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.

For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If the Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.

If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.

Amendment of Retirement Plan and Conversion to Defined Contribution Plan

The Trustees approved an amendment to the Retirement Plan to convert it to a defined contribution plan for active Trustees (the “Amended Plan”). Under the Amended Plan, the benefit amount was amended for each active Trustee to the present value of the Trustee’s existing retirement plan benefit as of December 31, 2013 (the “Existing Plan Benefit”) plus the present value of retirement benefits expected to be earned under the Retirement Plan through the end of the calendar year in which the Trustee attained age 75 (the “Expected Future Benefit” and, together with the Existing Plan Benefit, the “Accrued Benefit”). On the conversion date, the Covered Funds established bookkeeping accounts in the amount of their pro rata share of the Accrued Benefit, which is deemed to be invested in one or more Invesco Funds selected by the participating Trustees. Such accounts will be adjusted from time to time to reflect deemed investment earnings and losses. Each Trustee’s Accrued Benefit is not funded and, with respect to the payments of amounts held in the accounts, the participating Trustees have the status of unsecured creditors of the Covered Funds. Trustees will be paid the adjusted account balance under the Amended Plan in quarterly installments for the same period as described above.

Deferred Compensation Agreements

Three retired Trustees, as well as Messrs. Crockett and Troccoli, Ms. Stern and Drs. Jones and Mathai-Davis (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees.

Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Funds and of each other Invesco Fund from which they are deferring compensation.

Board Committees

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation, Distribution and Proxy Voting Oversight Committee (the “Committees”).

Audit Committee

The members of the Audit Committee are Messrs. Arch, Crockett, Stickel (Chair) and Troccoli (Vice Chair) and Mss. Hostetler and Ressel. The Audit Committee held eight meetings during the fiscal year ended February 28, 2018. The Audit Committee’s charter is available at www.invesco.com/us. Each member of the Audit Committee has been determined by the Board to be an “audit committee financial expert” as defined by the SEC. Each such audit committee financial expert is an Independent Trustee.

The Audit Committee performs a number of functions with respect to the oversight of the Funds’ accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) appointing independent registered public accountants for the Funds; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Funds; and (v) assisting the Board with its oversight of the integrity of the Funds’ financial statements and compliance with legal and regulatory requirements.

Compliance Committee

The members of the Compliance Committee are Messrs. Arch (Chair), Stickel, Troccoli and Wilson, and Ms. Ressel (Vice Chair). The Compliance Committee held six meetings during the fiscal year ended February 28, 2018.

The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) if requested by the Board, reviewing and making recommendations concerning the qualifications, performance and compensation of the Funds’ Chief Compliance Officer and Senior Officer; (ii) reviewing recommendations and reports made by the Chief Compliance Officer or Senior Officer of the Funds regarding compliance matters; (iii) overseeing compliance policies and procedures of the Funds and their service providers; and (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, or the Senior Officer.

Governance Committee

The members of the Governance Committee are Messrs. Crockett and Fields (Chair), Mss. Hostetler and Stern and Drs. Jones and Mathai-Davis (Vice Chair). The Governance Committee held six meetings during the fiscal year ended February 28, 2018. The Governance Committee’s charter is available at www.invesco.com/us.

The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chair of the Board and the Chair and Vice Chair of each Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees; and (iii) overseeing the annual self-evaluation of the performance of the Board and its Committees.

When the Board has or expects to have a vacancy, the Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees. The Governance Committee considers candidates identified by members of the Governance Committee, the full Board and management, as well as any recommendations by shareholders (as described below), as part of this process. At times, the Governance Committee may use a third party search firm to assist with the identification of qualified candidates.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in each Fund’s Bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at an annual shareholder meeting must deliver to the Fund’s Secretary the nomination in writing not less than ninety (90) nor more than one hundred twenty (120) days prior to the first anniversary date of the annual meeting for the preceding year.

Additional requirements regarding shareholder nominations are set forth in the Funds’ Bylaws, which are available upon request. While the Governance Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, the Governance Committee may consider, among other things: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (2) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a trustee; (3) whether the person can make a positive contribution to the Board and the Funds, with consideration being given to the person’s specific experience, education, qualifications and other skills; and (4) whether the person is of good character and high integrity, and whether the person has other desirable personality traits, including independence, leadership and the ability to work with other Board members. The Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

Investments Committee

The members of the Investments Committee are Messrs. Arch (Vice Chair), Crockett (Chair), Fields, Flanagan, Stickel, Taylor, Troccoli (Vice Chair) and Wilson, Mss. Hostetler, Ressel and Stern and Drs. Jones (Vice Chair) and Mathai-Davis. The Investments Committee held six meetings during the fiscal year ended February 28, 2018.

The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by the Adviser and the Sub-Advisers and to periodically review Fund performance information.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Invesco Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), unless the Investments Committee takes such action directly; and (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, risks and limitations of the Designated Funds.

Valuation, Distribution and Proxy Oversight Committee

The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Fields and Wilson, Ms. Stern and Drs. Jones (Vice Chair) and Mathai-Davis (Chair). The Valuation, Distribution and Proxy Oversight Committee held four meetings during the fiscal year ended February 28, 2018.

The Valuation, Distribution and Proxy Oversight Committee performs a number of functions with respect to valuation, distribution and proxy voting, including: (i) reviewing reports and making recommendations to the full Board regarding the Funds’ valuation and liquidity methods and determinations, and annually approving and making recommendations to the full Board regarding pricing procedures and procedures for determining the liquidity of securities; (ii) reviewing the Adviser’s annual report evaluating the pricing vendors, and approving and recommending that the full Board approve changes to pricing vendors and pricing methodologies; (iii) reviewing reports and making recommendations to the full Board regarding mutual fund distribution and marketing channels and expenditures; and (iv) reviewing reports and making recommendations to the full Board regarding proxy voting guidelines, policies and procedures.

Shareholder Communications

Shareholders may send communications to each Fund’s Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES.

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers (with the exception of Russell C. Burk and Robert R. Leveille) do not receive compensation from the Funds. The Funds’ officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer, The Invesco Funds

Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years

and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

John M. Zerr — 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
		Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Gregory G. McGreevey — 1962 Senior Vice President	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years

adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

Crissie Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2010

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2010

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

Principal Shareholders of the Funds

The persons who as of the Record Date, according to publicly available filings made with the SEC, held of record more than 5% of the Common Shares or Preferred Shares of a Fund are set forth in Annex C. To the knowledge of each Fund, no other persons own, directly or beneficially, 5% or more of the Common Shares or Preferred Shares of any Fund.

Trustee Ownership of Fund Shares

As of December 31, 2017, Trustee(s) owned, directly or beneficially, Common Shares or Preferred Shares of a Fund and beneficially owned equity securities of other funds in the Invesco Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex D.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(f) of the 1940 Act and Section 16(a) of the Exchange Act require each of the Funds’ Trustees, officers, investment advisers, affiliated persons of the investment advisers and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the New York Stock Exchange (on which the Common Shares are listed), reporting their affiliation with the Fund and reports of ownership and changes in ownership of Shares.

Based on a review of these forms furnished to each Fund, each Fund believes, to the best of its knowledge, that during its last fiscal year, its Trustees, officers, the Adviser and affiliated persons of the Adviser complied with all applicable filing requirements except for certain inadvertent late filings. With respect to certain Funds, initial reports on Form 3 for Gregory McGreevey (14), an officer of the Funds, were not filed on a timely basis. With respect to a Fund, a report on Form 4 relating to changes in beneficial ownership of securities for Christopher Wilson (1), a trustee of the Funds, was not filed on a timely basis.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) has been selected as each Fund’s independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during the fiscal year ending February 28, 2019. The Funds do not know of any direct or indirect financial interest of PwC in the Funds.

It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

In accordance with the adopted pre-approval policies and procedures (included in Annex E to this Joint Proxy Statement), the Audit Committee has preapproved all audit and non-audit services provided to each Fund by its independent registered public accounting firm. Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee of each Fund reviewed and discussed the last audited financial statements of each Fund with management and with PwC. In the course of its discussions, the Audit Committee discussed with PwC any relevant matters required to be discussed under Statement on Auditing Standards No. 1301 (Communications with Audit Committees). Based on this review, the Audit Committee recommended to the Board of each Fund that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.

As disclosed above, the members of the Audit Committee are Messrs. Arch, Crockett, Stickel (Chair), Troccoli (Vice Chair), and Mss. Hostetler and Ressel.

Auditor Independence

PwC informed the Funds that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. Each Fund is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”). PwC informed the Funds it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PwC communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PwC is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PwC also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PwC could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex E. All of the audit services for the fiscal years ended February 28, 2018 and 2017 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for audit-related services are set forth on Annex E. All of the audit-related services, which include assurance and related services by PwC that are reasonably related to the performance of the audit of a Fund, for the fiscal years ended February 28, 2018 and 2017 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth on Annex E. All of the tax services for the fiscal years ended February 28, 2018 and 2017 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

All Other Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of each Fund for professional services rendered for all other services are set forth on Annex E. All of the other services for the two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Covered Entities

For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the “Covered Entities”) are set forth on Annex E. The Audit Committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Funds. The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC to the Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

Proxy Solicitation Expenses

The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposal will be borne by the Funds. To the extent the expenses are not billed to a particular Fund, they will be allocated among the Funds. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent of the Funds and by dealers or their representatives. The Funds have also retained AST Fund Solutions, LLC (“AST”) a professional proxy solicitation firm, to assist in any additional proxy solicitation. The estimated cost of solicitation by AST is approximately $1,200 per Fund.

Shareholder Proposals

Shareholder proposals intended to be presented at the year 2019 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund’s Secretary at the Fund’s principal executive offices by February 25, 2019, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. If a shareholder wishes to make a proposal at the year 2019 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than April 11, 2019 and not later than May 11, 2019. Notwithstanding the foregoing, if notice of a shareholder proposal is received after May 11, 2019, the persons named as proxies may vote proxies held by them in their discretion on such proposal. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the respective Fund’s Secretary at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046, Attn: Secretary. Additional requirements regarding shareholder proposals are included in the Fund’s Bylaws, which are available upon request.

General

Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Jeffrey H. Kupor

Senior Vice President,

Chief Legal Officer and Secretary

June 25, 2018

ANNEX A

FUNDS

The following list sets forth the closed-end investment companies (each a “Fund” and collectively, the “Funds”) participating in the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m. Central Daylight time. The name in the first column below is the legal name for each Fund. The designation in the second column is the NYSE ticker symbol of each Fund’s common shares. The ticker symbol is sometimes used to identify a specific Fund in the Joint Proxy Statement.

Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the “Common Shares.” Each of the Funds, except VBF, IHIT and IHTA, has issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of such Funds are referred to herein as the “Preferred Shares.”

Legal Name	Common Shares Ticker Symbol	Common Shares Outstanding(1)	Preferred Shares	Preferred Shares Outstanding(1)
Invesco Advantage Municipal Income Trust II	VKI	44,391,551.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,160
Invesco Bond Fund	VBF	11,377,069.00	None	Not Applicable
Invesco California Value Municipal Income Trust	VCV	47,865,335.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,083
Invesco Dynamic Credit Opportunities Fund	VTA	74,094,284.00	Variable Rate Term Preferred Shares, liquidation preference $100,000 per share	750
Invesco High Income 2023 Target Term Fund	IHIT	23,989,227.00	None	Not Applicable
Invesco High Income 2024 Target Term Fund	IHTA	8,777,135.77	None	Not Applicable
Invesco Municipal Income Opportunities Trust	OIA	47,500,176.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	300
Invesco Municipal Opportunity Trust	VMO	67,414,527.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	3,676
Invesco Municipal Trust	VKQ	55,320,226.99	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,628

A-1

Legal Name	Common Shares Ticker Symbol	Common Shares Outstanding(1)	Preferred Shares	Preferred Shares Outstanding(1)
Invesco Pennsylvania Value Municipal Income Trust	VPV	23,829,544.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,376
Invesco Quality Municipal Income Trust	IQI	52,883,797.34	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,339
Invesco Senior Income Trust	VVR	180,036,160.00	Variable Rate Term Preferred Shares, liquidation preference $100,000 per share	750
Invesco Trust for Investment Grade Municipals	VGM	54,225,296.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,733
Invesco Trust for Investment Grade New York Municipals	VTN	19,477,753.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	904
Invesco Value Municipal Income Trust	IIM	47,056,518.32	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,331

(1)	As of the Record Date.

A-2

ANNEX B

TRUSTEE COMPENSATION

Set forth below is information regarding compensation paid or accrued for each Trustee who was not affiliated with the Adviser during the calendar year ended December 31, 2017, unless otherwise noted. The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser.

Name of Trustee	Aggregate Compensation from the Funds(1)	Estimated Annual Benefits from Invesco Fund Complex Upon Retirement(2)	Total Compensation from Invesco Fund Complex(3)
Independent Trustees(4)
David C. Arch	$25,409	$205,000	$388,122
Bruce L. Crockett	44,490	205,000	691,672
Jack M. Fields	25,773	205,000	398,322
Cynthia Hostetler(5)	22,705	—	283,775
Eli Jones	24,140	—	372,372
Prema Mathai-Davis	25,773	205,000	398,322
Teresa M. Ressel(5)	22,487	—	286,275
Ann Barnett Stern(5)	22,212	—	276,275
Raymond Stickel, Jr.	27,242	205,000	427,522
Robert C. Troccoli	24,626	—	386,372
Christopher L. Wilson(5)	21,832	—	276,275

(1)

Amounts shown are based on the fiscal year ended February 28, 2018. The total amount of compensation deferred by all trustees of the Funds during the fiscal year ended February 28, 2018, including earnings, was $57,887. The amount of aggregate compensation paid by each Fund as of the most recent fiscal year end is as follows:

Fund	Arch	Crockett	Fields	Hostetler	Jones	Mathai-Davis
VKI	$1,746.44	$3,060.31	$1,772.90	$1,562.24	$1,660.68	$1,772.90
VBF	1,505.33	2,638.14	1,528.23	1,346.73	1,431.51	1,528.23
VCV	1,825.88	3,199.39	1,853.50	1,633.28	1,736.20	1,853.50
VTA	2,079.64	3,642.33	2,110.25	1,859.72	1,976.68	2,110.25
IHIT	1,513.71	2,655.46	1,536.87	1,354.74	1,439.36	1,536.87
IHTA	322.57	532.18	308.64	265.08	287.69	308.64
OIA	1,607.25	2,816.83	1,631.70	1,437.78	1,528.41	1,631.70
VMO	2,033.73	3,562.85	2,064.23	1,818.97	1,933.61	2,064.23
VKQ	1,906.79	3,340.83	1,935.53	1,705.54	1,813.04	1,935.53
VPV	1,586.87	2,781.01	1,610.98	1,419.58	1,509.01	1,610.98
IQI	1,885.20	3,303.20	1,913.67	1,686.22	1,792.54	1,913.67
VVR	2,010.78	3,522.34	2,040.57	1,798.28	1,911.40	2,040.57
VGM	1,916.18	3,357.20	1,945.03	1,713.92	1,821.93	1,945.03
VTN	1,549.47	2,715.72	1,573.11	1,386.20	1,473.54	1,573.11
IIM	1,918.97	3,362.38	1,947.92	1,716.40	1,824.61	1,947.92

B-1

Fund	Ressel	Stern	Stickel	Troccoli	Wilson
VKI	$1,547.68	$1,527.99	$1,874.40	$1,695.12	$1,502.08
VBF	1,334.10	1,317.21	1,615.71	1,461.17	1,294.76
VCV	1,618.07	1,597.46	1,959.64	1,772.23	1,570.39
VTA	1,842.50	1,818.74	2,231.42	2,017.86	1,788.12
IHIT	1,342.06	1,325.03	1,625.94	1,469.22	1,302.48
IHTA	256.40	265.08	317.67	279.01	256.40
OIA	1,424.35	1,406.31	1,725.12	1,560.03	1,382.43
VMO	1,802.07	1,779.04	2,182.41	1,973.78	1,748.95
VKQ	1,689.66	1,668.13	2,046.31	1,850.66	1,639.88
VPV	1,406.31	1,388.47	1,703.22	1,540.28	1,364.87
IQI	1,670.52	1,649.28	2,023.18	1,829.69	1,621.34
VVR	1,781.61	1,758.71	2,157.73	1,951.18	1,729.05
VGM	1,697.98	1,676.31	2,056.38	1,859.76	1,647.94
VTN	1,373.25	1,355.83	1,663.21	1,504.07	1,332.79
IIM	1,700.41	1,678.80	2,059.39	1,862.42	1,650.35

(2)

These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.

(3)	All trustees currently serve as trustee of 32 registered investment companies advised by the Adviser.

(4)	On December 31, 2017, Mr. James T. Bunch and Dr. Larry Soll retired. During the fiscal year ended February 2018 compensation from the Funds for both Mr. Bunch and Dr. Soll was $40,317.

(5)

Mss. Cynthia Hostetler, Teresa M. Ressel and Ann Barnett Stern and Mr. Christopher L. Wilson were appointed as Trustees for all open-end Invesco Funds effective March 9, 2017, and for closed-end Invesco Funds effective March 28, 2017.

B-2

ANNEX C

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, according to disclosure publicly filed with the SEC, the following record owners of Common Shares or Preferred Shares of each Fund held, directly or beneficially, more than 5% of the voting securities of a class of securities of each Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder is identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

As of the Record Date, according to disclosure publicly filed with the SEC, there were no record owners of Common Shares or Preferred Shares of IHTA that held, directly or beneficially, more than 5% of the voting securities of a class of securities of IHTA.

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date
VKI	Common	First Trust Portfolios, L.P., First Trust Advisers, L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,864,019	6.45%

	Preferred	Citibank, N.A. 388 Greenwich Street New York, NY 10013	2,160	100%

VBF	Common	First Trust Portfolios, L.P., First Trust Advisers, L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,310,446	20.31%

	Common	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	634,983	5.58%

VCV	Common	First Trust Portfolios, L.P., First Trust Advisers, L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,911,628	6.08%

	Preferred	Citibank, N.A. 388 Greenwich Street New York, NY 10013	2,083	100%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date
VTA	Common	First Trust Portfolios, L.P., First Trust Advisers, L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	7,460,921	10.07%

	Common	Morgan Stanley 1585 Broadway New York, NY 10036	7,163,820	9.60%

	Preferred	Barclays Bank PLC 745 Seventh Avenue New York, NY 10019	750	100%

IHIT	Common	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	3,284,795	13.70%

OIA	Common	Advisor Asset Management, Inc. 18925 Base Camp Road Monument, CO 80132	1,042,404	5.31%

	Preferred	Bank of America Corp. 100 North Tryon Street Charlotte, NC 28255	300	100%

VMO	Preferred	JPMorgan Chase Bank, National Association 270 Park Avenue New York, NY 10017	3,676	100%

VKQ	Common	First Trust Portfolios L.P., First Trust Advisors L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,968,920	5.37%

	Preferred	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	2,628	100%

VPV	Preferred	Royal Bank of Canada 200 Bay Street, South Tower Toronto, Ontario M5J 2J5 Canada	1,376	100%

IQI	Preferred	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	2,339	100%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date
VVR	Common	First Trust Portfolios, L.P., First Trust Advisers, L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	14,907,664	8.28%

	Common	Baillie Gifford & Co. 1 Greenside Row Edinburgh EH1 3AN Scotland, U.K.	10,470,618	5.82%

	Preferred	Barclays Bank PLC 745 Seventh Avenue New York, NY 10019	750	100%

VGM	Preferred	JPMorgan Chase Bank, National Association 270 Park Avenue New York, NY 10017	2,733	100%

VTN	Preferred	Royal Bank of Canada 200 Bay Street, South Tower Toronto, Ontario M5J 2J5 Canada	904	100%

IIM	Common	Karpus Management, Inc. d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	2,847,037	6.05%

	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	2,331	100%

ANNEX D

TRUSTEE AND NOMINEE OWNERSHIP OF COMMON SHARES OF THE FUNDS

The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee or Nominee listed below as of December 31, 2017. The percentage of each Trustee’s Common Shares to the total Common Shares outstanding for a Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding. No Trustee or Nominee owns Preferred Shares.

Fund	VKI	VBF	VCV	VTA	IHIT	IHTA	OIA	VMO	VKQ	VPV	IQI	VVR	VGM	VTN	IIM
Independent Trustees and Nominees
Arch	500	500	None	None	None	None	None	1,777	1,126	None	None	500	637	None	None
Crockett	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Fields	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Hostetler	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Jones	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Mathai-Davis	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Ressel	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Stern	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Stickel	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Troccoli	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Wilson	None	None	None	None	2,500	None	None	None	None	None	None	None	None	None	None
Interested Trustees and Nominees
Flanagan	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Taylor	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None

As of December 31, 2017, the Trustees, Nominees and executive officers as a group owned less than 1% of a class of shares of any Fund.

D-1

TRUSTEE BENEFICIAL OWNERSHIP OF FUND SECURITIES

The table below indicates the aggregate dollar range of equity securities of the Funds and of all funds in the Invesco Fund Complex owned by each Trustee as of the calendar year ended December 31, 2017.

Fund	VKI	VBF	VCV	VTA	IHIT	IHTA	OIA	VMO	VKQ	VPV	IQI	VVR	VGM	VTN	IIM	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee or Nominee in the Invesco Fund Complex
Interested Trustees
Flanagan	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000
Taylor	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None		None
Independent Trustees
Arch	$1 - $10,000	$1 - $10,000	None	None	None	None	None	$10,001 - $50,000	$10,001 - $50,000	None	None	$1 - $10,000	$1 - $10,000	None	None	Over $	100,000
Crockett	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Fields	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000
Hostetler	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None		None
Jones	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Mathai-Davis	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Ressel	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None		None
Stern	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Stickel	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000
Troccoli	None	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Wilson	None	None	None	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None	None	Over $	100,000

(1)

Includes the total amount of compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the funds in the Invesco Funds.

D-2

ANNEX E

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During each Fund’s prior two fiscal years, the Funds were billed the amounts listed below by PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, for audit and non-audit services rendered to the Funds. During each Fund’s prior two fiscal years, all audit or non-audit services provided to the Funds by PwC were approved by each Fund’s Audit Committee in accordance with its pre-approval policies and procedures.

Fees Billed for Services Rendered to the Funds for Fiscal Year Ended February 28, 2018

		Non-Audit Fees
Fund	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees	Total Non-Audit Fees	Total Fees
VKI	$44,825	$0	$3,650	$0	$3,650	$48,475
VBF	36,950	0	8,395	0	8,395	45,345
VCV	44,825	0	5,650	0	5,650	50,475
VTA	72,775	0	5,645	0	5,645	78,420
IHIT	57,600	0	15,600	0	15,600	73,200
IHTA(2)	57,600	0	7,300		7,300	64,900
OIA	44,825	0	5,650	0	5,650	50,475
VMO	44,825	0	5,650	0	5,650	50,475
VKQ	44,825	0	7,650	0	7,650	52,475
VPV	44,825	0	3,650	0	3,650	48,475
IQI	44,825	0	4,650	0	4,650	49,475
VVR	72,775	0	5,645	0	5,645	78,420
VGM	44,825	0	3,650	0	3,650	48,475
VTN	44,825	0	3,650	0	3,650	48,475
IIM	44,825	0	4,650	0	4,650	49,475

Fees Billed for Services Rendered to the Funds for Fiscal Year Ended February 28, 2017

		Non-Audit Fees
Fund	Audit Fees	Audit-Related Fees		Tax Fees(1)	All Other Fees	Total Non-Audit Fees	Total Fees
VKI	$43,100	$0		$3,500	$0	$3,500	$46,600
VBF	35,525	0		7,525	0	7,525	43,050
VCV	43,100	0		3,500	0	3,500	46,600
VTA	77,475	12,500	(3)	4,875	0	17,375	94,850
IHIT(4)	40,025	41,500	(5)	7,525	0	49,025	89,050
OIA	43,100	0		3,500	0	3,500	46,600
VMO	43,100	0		3,500	0	3,500	46,600
VKQ	43,100	0		3,500	0	3,500	46,600
VPV	43,100	0		3,500	0	3,500	46,600
IQI	43,100	0		3,500	0	3,500	46,600
VVR	77,475	12,500	(3)	4,875	0	17,375	94,850
VGM	43,100	0		3,500	0	3,500	46,600
VTN	43,100	0		3,500	0	3,500	46,600
IIM	43,100	0		3,500	0	3,500	46,600

(1)	Tax fees for the fiscal years ended February 28, 2018 and 2017 include fees billed for reviewing tax returns and/or services related to tax compliance.

(2)	Invesco High Income 2024 Target Term Fund commenced operations on December 4, 2017.

(3)	Audit-Related fees for the fiscal year ended February 28, 2017 includes fees billed for agreed upon procedures related to line of credit compliance.

(4)	Invesco High Income 2023 Target Term Fund commenced operations on November 22, 2016

(5)	Audit-Related fees for the fiscal year end February 28, 2017 includes fees billed for agreed upon procedures related to regulatory filings and public offering of fund shares.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Funds’ adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Funds (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees	$662,000	$635,000
Tax Fees	$0	$0
All Other Fees	$611,000	$2,827,000

Total Fees(1)	$1,273,000	$3,462,000

(1)	Audit-Related fees for the years ended 2018 and 2017 include fees billed related to reviewing controls at a service organization.

All other fees for the year ended 2018 include fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year ended 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,101,000 and $6,075,000 for the fiscal years ended February 28, 2018 and 2017.

PwC provided audit services to the Investment Company complex of approximately $23 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

CE-PROXY-1

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Advantage Municipal Income Trust II (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132E103

Invesco Advantage Municipal Income Trust II	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132E103

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Advantage Municipal Income Trust II (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132E855

Invesco Advantage Municipal Income Trust II	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132E855

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Bond Fund (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132L107

Invesco Bond Fund	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132L107

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco California Value Municipal Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132H106

Invesco California Value Municipal Income Trust	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132H106

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco California Value Municipal Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132H601

Invesco California Value Municipal Income Trust	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132H601

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Dynamic Credit Opportunities Fund (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132R104

Invesco Dynamic Credit Opportunities Fund	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132R104

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Dynamic Credit Opportunities Fund (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132R203

Invesco Dynamic Credit Opportunities Fund	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132R203

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Dynamic Credit Opportunities Fund (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132R302

Invesco Dynamic Credit Opportunities Fund	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132R302

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Dynamic Credit Opportunities Fund (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132R401

Invesco Dynamic Credit Opportunities Fund	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132R401

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Dynamic Credit Opportunities Fund (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132R500

Invesco Dynamic Credit Opportunities Fund	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132R500

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Dynamic Credit Opportunities Fund (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132R609

Invesco Dynamic Credit Opportunities Fund	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132R609

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco High Income 2023 Target Term Fund (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46135X108

Invesco High Income 2023 Target Term Fund	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46135X108

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco High Income 2024 Target Term Fund (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46136K105

Invesco High Income 2024 Target Term Fund	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46136K105

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Municipal Income Opportunities Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132X101

Invesco Municipal Income Opportunities Trust	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132X101

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Municipal Income Opportunities Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132X200

Invesco Municipal Income Opportunities Trust	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132X200

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Municipal Opportunity Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132C107

Invesco Municipal Opportunity Trust	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132C107

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Municipal Opportunity Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132C800

Invesco Municipal Opportunity Trust	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132C800

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Municipal Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46131J103

Invesco Municipal Trust	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46131J103

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Municipal Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46131J707

Invesco Municipal Trust	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46131J707

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Pennsylvania Value Municipal Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132K109

Invesco Pennsylvania Value Municipal Income Trust	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132K109

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Pennsylvania Value Municipal Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132K604

Invesco Pennsylvania Value Municipal Income Trust	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132K604

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Quality Municipal Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46133G107

Invesco Quality Municipal Income Trust	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46133G107

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Quality Municipal Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46133G701

Invesco Quality Municipal Income Trust	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46133G701

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Senior Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46131H107

Invesco Senior Income Trust	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46131H107

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Senior Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46131H800

Invesco Senior Income Trust	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46131H800

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Senior Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46131H883

Invesco Senior Income Trust	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46131H883

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Senior Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46131H875

Invesco Senior Income Trust	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46131H875

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Senior Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46131H867

Invesco Senior Income Trust	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46131H867

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Senior Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46131H859

Invesco Senior Income Trust	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46131H859

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Trust For Investment Grade Municipals (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46131M106

Invesco Trust For Investment Grade Municipals	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD | COMMON

46131M106

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Trust For Investment Grade Municipals (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46131M866

Invesco Trust For Investment Grade Municipals	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46131M866

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Trust For Investment Grade New York Municipals (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46131T101

Invesco Trust For Investment Grade New York Municipals	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46131T101

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Trust for Investment Grade New York Municipals (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46131T507

Invesco Trust for Investment Grade New York Municipals	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46131T507

PROXY CARD | COMMON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Value Municipal Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Common Shares of the Fund hereby revokes all previous proxies for his/her Common Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132P108

Invesco Value Municipal Income Trust	PROXY CARD | COMMON

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132P108

PROXY CARD | PREFERRED

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

Invesco Value Municipal Income Trust (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2018

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on August 9, 2018, at 1:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-7543. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual

Meeting of Shareholders to Be Held on August 9, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/Invesco2018/

46132P70

Invesco Value Municipal Income Trust	PROXY CARD | PREFERRED

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL: 1. Election of Trustees - The Board recommends a vote “FOR ALL” of the nominees listed:
	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Bruce L. Crockett	○	○	○

2. Jack M. Fields

3. Martin L. Flanagan

4. Robert C. Troccoli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THANK YOU FOR CASTING YOUR VOTE

46132P70